Exhibit 99.1

July 1, 2009

Note to Exelon’s Financial Community:

CONFERENCE CALL TO DISCUSS THE PROPOSED ACQUISITION OF NRG

Exelon will discuss the proposed NRG transaction in a 45-minute conference call scheduled for Thursday, July 2nd, at 7:00 AM Central Time (8:00 AM Eastern Time). The call-in numbers are:

US & Canada Callers: 800-690-3108

International Callers: 973-935-8753

Conference ID # if requested: 17092348

A conference call replay will be available two hours after the call ends through July 16th, 2009. The numbers to dial for the replay are:

US & Canada Callers: 800-642-1687

International Callers: 706-645-9291

Conference ID #: 17092348

You will also be able to listen to a live audio webcast on the Investor Relations page of Exelon’s website (www.exeloncorp.com). The webcast will be archived and available for replay two hours after the conference call ends.

Exelon Investor Relations